UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2017 (March 10, 2017)

WESTINGHOUSE AIR BRAKE

TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 10, 2017, Westinghouse Air Brake Technologies Corporation (the “Company”) announced the closing of the previously disclosed subsequent tender to purchase the ordinary shares of Faiveley Transport, S.A. (“Faiveley Transport”) not already acquired (i) from Financière Faiveley S.A., Famille Faiveley Participations, Mr. François Faiveley and Mr. Erwan Faiveley (collectively, the “Sellers”) pursuant to the Share Purchase Agreement, dated October 6, 2015, by and among the Company, Wabtec France and the Sellers, as amended, or (ii) in the initial tender that closed on January 30, 2017.

The cash and exchange tender offer (the “Offer”) was open from February 14, 2017 through March 6, 2017. The Company, indirectly through Wabtec France, acquired a total of 2,859,191 Faiveley Transport shares, including (a) 2,856,110 shares pursuant to the cash offer for €100 per share, and (b) 3,081 shares pursuant to the exchange offer for 15 shares of common stock, par value $0.01 per share of the Company, for every 13 ordinary shares of Faiveley Transport, or an aggregate of 3,555 shares of Company common stock.

Taking into account the shares that it already held, Wabtec France therefore holds 98.5% of the share capital and 97.7% of the theoretical voting rights of Faiveley Transport.

Because the minority shareholders represent less than 5% of the share capital or voting rights of Faiveley Transport, Wabtec France has the intention to implement a mandatory squeeze-out procedure with respect to the Faiveley Transport shares which have not been tendered to the Offer.

Item 3.02.	Unregistered Sales of Equity Securities.

The Company common stock issued in connection with the tender described in Item 2.01, and incorporated herein by reference, was issued in reliance on an exemption from registration set forth in Rule 802 under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On March 10, 2017 the Company issued a press release regarding, among other things, the matters described herein. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Faiveley Transport’s audited consolidated financial statements as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport then ended are incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed by the Company on February 14, 2017. Unaudited consolidated financial statements of Faiveley Transport as of September 30, 2016 and for the six months then ended are incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on December 22, 2016.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of the Company as of September 30, 2016 and for the nine months then ended is incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on December 22, 2016.

(d)	Exhibits.

23.1	Consent of PricewaterhouseCoopers Audit (incorporated herein by reference to Exhibit 23.1 to the Current Report on Form 8-K/A filed by Westinghouse Air Brake Technologies Corporation on February 14, 2017).

99.1	Press Release dated as of March 10, 2017

99.2	Audited consolidated financial statements of Faiveley Transport, S.A. as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport, S.A. then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed by Westinghouse Air Brake Technologies Corporation on February 14, 2017).

99.3	Unaudited consolidated financial statements of Faiveley Transport, S.A. as of September 30, 2016 and for the six months then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

99.4	Unaudited pro forma condensed combined financial information of Westinghouse Air Brake Technologies Corporation as of September 30, 2016 and for the nine months then ended (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

Forward-Looking Statements

Statements contained in this report which are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements and certain information contained in this report involve risks and uncertainties that could result in actual results differing materially from expected results, including the mandatory squeeze-out procedure, which is subject to regulatory and other conditions, the timing of the transaction and benefits expected to be derived therefrom. Forward-looking statements represent the Company’s expectations and beliefs concerning future events, based on information available to the Company as of the date of this report. The Company undertakes no obligation to publicly update and revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report. Additional information regarding these and other factors is contained in the Company’s SEC filings, including without limitation the Company’s Form 10-K and Form 10-Q filings.

Certain Legal Matters

This communication is not intended to, and does not, constitute, represent or form part of any offer, invitation or solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this report or otherwise.

The distribution of this communication in jurisdictions outside the U.S. or France may be restricted by law or regulation and therefore any person who comes into possession of this communication should inform themselves about, and comply with, such restrictions. Any failure to comply with such restrictions may constitute a violation of the securities laws or regulations of any such relevant jurisdiction.

Faiveley Transport is incorporated in France and listed on Euronext Paris and any offer for its securities will be subject to French disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the U.S., including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments. The transactions described above will be structured to comply with French and U.S. securities laws and regulations applicable to transactions of this type.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Senior Vice President, General Counsel and Secretary

Date: March 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Audit (incorporated herein by reference to Exhibit 23.1 to the Current Report on Form 8-K/A filed by Westinghouse Air Brake Technologies Corporation on February 14, 2017).

99.1	Press Release dated as of March 10, 2017

99.2	Audited consolidated financial statements of Faiveley Transport, S.A. as of March 31, 2016, March 31, 2015 and March 31, 2014 and for the fiscal years of Faiveley Transport, S.A. then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed by Westinghouse Air Brake Technologies Corporation on February 14, 2017).

99.3	Unaudited consolidated financial statements of Faiveley Transport, S.A. as of September 30, 2016 and for the six months then ended (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).

99.4	Unaudited pro forma condensed combined financial information of Westinghouse Air Brake Technologies Corporation as of September 30, 2016 and for the nine months then ended (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on December 22, 2016).